Dreyfus Premier

Value Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                                     Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Value Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

The past six months have been highly volatile -- but generally rewarding -- for investors in large-cap U.S. stocks. While the market's advance during the last two months of 1999 was led primarily by technology stocks and large-cap growth stocks in a fast-growing economy, the large-cap sector of the stock market corrected substantially during the first quarter of 2000, causing large-cap stocks to generally underperform small- and mid-cap stocks during those three months.

In mid-March, investor sentiment appeared to shift once more. Faced with evidence that inflationary pressures were building, the Nasdaq Composite Index, a major measure of technology stock performance, fell substantially between mid-March and the end of April, including a considerably large single-day drop on April 14. Many "old economy" stocks declined less severely, and some value-oriented stocks gained ground amid renewed investor interest. While it is too soon to determine whether this broadening of the market is likely to persist, we believe that it may be a positive sign for the stock market overall

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Value Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Senior Portfolio Manager

How did Dreyfus Premier Value Fund perform relative to  its benchmark?

For the six-month period ended April 30, 2000, the fund produced a total return of 2.86% for Class A shares, 2.49% for Class B shares, 2.35% for Class C shares and 2.50% for Class R shares.(1) For the same period, the Russell 1000 Value Index, the fund's benchmark, produced a total return of -0.99%.(2)

From its March 1, 2000 inception through April 31, 2000, the fund's Class T shares achieved a total return of 7.62%.(1)

We attribute the fund's ability to achieve a positive return in this market and its performance relative to its benchmark largely to our technology holdings. Much of the market's advance during the period was driven by strong performance among technology-related stocks. Since the fund held a greater concentration of technology stocks than its benchmark, the fund enjoyed higher returns. However, the fund' s holdings in technology stocks were scaled back shortly after the reporting period ended, now reflecting those of its benchmark.

What is the fund's investment approach?

The fund invests in a diversified portfolio of value-oriented companies. We define a value stock as one that appears underpriced in relation to the company's intrinsic value, as measured by a wide range of financial and business data. To put it another way, we seek to buy growing companies at bargain prices

We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks, first to identify those that meet our definition of value and then to focus on those value stocks we believe are best positioned to grow in the prevailing market environment. Our team of experienced analysts examines the
fundamentals    of    each    top-ranked     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

candidate, providing additional information to help the portfolio manager decide which to purchase or sell. The result of our approach during the recent six-month period was a portfolio of carefully selected stocks with notably greater concentration than our benchmark in the technology sector.

What other factors influenced the fund's performance?

The fund' s performance during the reporting period was largely driven by the rise of technology-related holdings. In fact, technology has been a driving force behind U.S. economic growth and stock market performance over the past several years. Although many technology- and Internet-related stocks failed to meet our value-oriented investment criteria, we identified and invested in several large, well-established technology companies that did meet our standards. We allocated an average of approximately 14.8% of the fund's assets to technology stocks during the period, compared with an average of approximately 6.6% for the Russell 1000 Value Index. Our diversified technology holdings included computer companies, such as Apple Computer; semiconductor manufacturers, such as Intel; and software vendors, such as Computer Associates International. Although many technology stocks suffered sharp declines in March and April 2000, the fund' s value-oriented technology holdings preserved a significant portion of the gains they had achieved earlier in the period.

The fund's performance was also strongly influenced by higher prices for several individual stocks among our non-technology holdings. Our best performers included well-known consumer staples companies, such as General Motors, as well as less familiar names in the utilities sector, such as Dynegy. Our value discipline prompted us to reduce holdings in stocks of some companies, such as Cendant, that climbed higher than we believed to be justified by company fundamentals.

Finally, during the first half of the reporting period, rising interest rates hurt the fund' s financial company investments, which represented the fund's largest single area of investment. However, our investments in the financial
sector    rebounded   in   March   and   April   as   expectations   rose   tha

interest rates were nearing their peak. Our diversified holdings also included significant positions in many other industries, most notably the traditional value sectors of energy, basic materials, and producer manufacturing. While none of these sectors made strong contributions to the fund's positive performance, neither did they detract substantially.

What is the fund's current strategy?

As of April 30, 2000, we have continued to allocate a relatively high percentage of the fund' s assets to value-oriented technology stocks, as compared to the Russell 1000 Value Index. As mentioned earlier, the fund's technology holdings have since been scaled back to reflect those of its benchmark. However, we believe that technology remains a driving force behind U.S. economic growth, delivering products that stimulate consumer spending and productivity enhancements that enable businesses to grow earnings while limiting price increases. Although many technology stocks appear overpriced to us in relation to their intrinsic value, we have continued to find attractive investment opportunities that meet our value-oriented investment criteria.

We continue to believe that value investing remains an important part of a diversified portfolio, and we maintain our strict commitment to value investing

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

COMMON STOCKS--95.6%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--10.3%

Bank of America                                                                                  65,100                3,189,900

Bank of New York                                                                                 64,500                2,648,531

Chase Manhattan                                                                                  30,800                2,219,525

First Union                                                                                     101,700                3,241,687

Fleet Boston Financial                                                                           94,500                3,348,844

Wells Fargo                                                                                      86,800                3,564,225

                                                                                                                      18,212,712

CONSUMER DURABLES--2.4%

Ford Motor                                                                                       40,700                2,225,781

General Motors                                                                                   22,000                2,059,750

                                                                                                                       4,285,531

CONSUMER NON-DURABLES--2.2%

Nabisco Holdings, Cl. A                                                                          24,900                  935,306

PepsiCo                                                                                          54,200                1,988,463

Philip Morris Cos.                                                                               39,200                  857,500

                                                                                                                       3,781,269

CONSUMER SERVICES--6.8%

Cendant                                                                                          42,500  (a)             656,094

Disney (Walt)                                                                                    99,100                4,292,269

MediaOne Group                                                                                   94,300  (a)           7,131,437

                                                                                                                      12,079,800

ELECTRONIC TECHNOLOGY--10.5%

Apple Computer                                                                                    5,600  (a)             694,750

Boeing                                                                                           31,600                1,254,125

Compaq Computer                                                                                  42,300                1,237,275

Cypress Semiconductor                                                                            37,300  (a)           1,937,269

Dell Computer                                                                                    55,300  (a)           2,771,912

Hewlett-Packard                                                                                   7,500                1,012,500

Intel                                                                                            22,300                2,827,919

International Business Machines                                                                  17,200                1,919,950

Micron Technology                                                                                 7,700  (a)           1,072,225

Motorola                                                                                         15,600                1,857,375

Unisys                                                                                           52,800  (a)           1,224,300

Xircom                                                                                           19,400  (a)             765,087

                                                                                                                      18,574,687

ENERGY MINERALS--10.4%

BP Amoco, ADS                                                                                    38,044                1,940,244


COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY MINERALS (CONTINUED)

Chevron                                                                                          10,400                  885,300

Conoco, Cl. B                                                                                    23,700                  589,538

Exxon Mobil                                                                                     130,930               10,171,624

Royal Dutch Petroleum, ADR                                                                       30,200                1,732,725

Santa Fe International                                                                           62,000                2,131,250

Texaco                                                                                           20,000                  990,000

                                                                                                                      18,440,681

FINANCE--18.8%

American Express                                                                                 10,500                1,575,656

American General                                                                                  9,500                  532,000

American International Group                                                                     41,625                4,565,742

Associates First Capital, Cl. A                                                                  84,000                1,863,750

Citigroup                                                                                       181,050               10,761,159

Fannie Mae                                                                                       18,600                1,121,812

Goldman Sachs Group                                                                              18,800                1,753,100

Merrill Lynch                                                                                    20,200                2,059,138

Morgan (J.P.)                                                                                    16,200                2,079,675

Morgan Stanley Dean Witter                                                                       65,400                5,019,450

XL Capital, Cl. A                                                                                39,100                1,862,138

                                                                                                                      33,193,620

HEALTH CARE--.5%

Guidant                                                                                          16,100  (a)             923,737

HEALTH SERVICES--1.6%

Columbia/HCA Healthcare                                                                         100,600                2,860,812

HEALTH TECHNOLOGY--3.5%

Bristol-Myers Squibb                                                                              6,400                  335,600

Pharmacia                                                                                        31,543                1,575,179

Schering-Plough                                                                                  46,900                1,890,656

Watson Pharmaceuticals                                                                           51,700  (a)           2,323,269

                                                                                                                       6,124,704

NON-ENERGY MINERALS--1.1%

Alcoa                                                                                            28,500                1,848,938

PROCESS INDUSTRIES--2.1%

Dow Chemical                                                                                      8,400                  949,200

International Paper                                                                              14,700                  540,225

PPG Industries                                                                                    6,500                  353,438

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PROCESS INDUSTRIES (CONTINUED)

Union Carbide                                                                                    32,600                1,923,400

                                                                                                                       3,766,263

PRODUCER MANUFACTURING--5.0%

Caterpillar                                                                                      13,400                  528,462

Emerson Electric                                                                                 17,800                  976,775

General Electric                                                                                 19,200                3,019,200

Honeywell International                                                                          20,087                1,124,872

Minnesota Mining & Manufacturing                                                                 15,300                1,323,450

Tyco International                                                                               39,700                1,823,719

                                                                                                                       8,796,478

TECHNOLOGY SERVICES--1.9%

Computer Associates International                                                                25,400                1,417,638

Electronic Data Systems                                                                          27,700                1,904,375

                                                                                                                       3,322,013

UTILITIES--18.5%

AES                                                                                              15,300  (a)           1,376,044

AT&T - Liberty Media Group, Cl. A                                                                56,200                2,806,487

Bell Atlantic                                                                                    74,200                4,396,350

BellSouth                                                                                        72,000                3,505,500

Coastal                                                                                          33,300                1,671,244

Duke Energy                                                                                      14,000                  805,000

Dynegy, Cl. A                                                                                    58,300                3,815,006

Enron                                                                                            25,600                1,784,000

GTE                                                                                              23,800                1,612,450

MCI WorldCom                                                                                     27,550  (a)           1,251,803

SBC Communications                                                                              103,896                4,551,944

Sprint (FON Group)                                                                               25,700                1,580,550

U S West                                                                                         49,300                3,509,544

                                                                                                                      32,665,922

TOTAL COMMON STOCKS

   (cost $139,615,870)                                                                                               168,877,167


                                                                                              Principal

SHORT-TERM INVESTMENTS--4.2%                                                                 Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

5.62%, 7/13/2000

   (cost $7,505,659)                                                                          7,592,000                7,505,603
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $147,121,529)                                                             99.8%              176,382,770

CASH AND RECEIVABLES (NET)                                                                          .2%                  271,212

NET ASSETS                                                                                       100.0%              176,653,982

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           147,121,529    176,382,770

Cash                                                                     32,397

Receivable for investment securities sold                               216,949

Dividends receivable                                                    176,169

Receivable for shares of Beneficial Interest subscribed                  61,909

Prepaid expenses                                                         35,936

                                                                    176,906,130
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           192,154

Payable for shares of Beneficial Interest redeemed                        6,380

Accrued expenses                                                         53,614

                                                                        252,148
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      176,653,982
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     135,185,424

Accumulated undistributed investment income--net                        405,404

Accumulated net realized gain (loss) on investments                  11,801,913

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4(b)                                         29,261,241
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      176,653,982

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      161,357,059            14,744,889             543,766                7,192                1,076

Shares Outstanding                    7,823,941               743,434              27,655              353.772               52.219
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          20.62                 19.83               19.66                20.33                20.61

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $6,046 foreign taxes withheld at source)      1,452,042

Interest                                                                77,191

TOTAL INCOME                                                         1,529,233

EXPENSES:

Management fee--Note 3(a)                                              692,378

Shareholder servicing costs--Note 3(c)                                 337,864

Distribution fees--Note 3(b)                                            74,929

Professional fees                                                       31,620

Trustees' fees and expenses--Note 3(d)                                  21,692

Registration fees                                                       20,671

Custodian fees--Note 3(c)                                               11,488

Prospectus and shareholders' reports                                     6,530

Loan commitment fees--Note 2                                             1,961

Miscellaneous                                                            2,708

TOTAL EXPENSES                                                       1,201,841

INVESTMENT INCOME--NET                                                 327,392
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             12,109,867

Net realized gain (loss) on financial futures                          (2,211)

NET REALIZED GAIN (LOSS)                                            12,107,656

Net unrealized appreciation (depreciation) on investments           (7,263,865)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,843,791

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,171,183

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                         April 30, 2000(a)          Year Ended

                                              (Unaudited)     October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            327,392              800,499

Net realized gain (loss) on investments        12,107,656           17,030,671

Net unrealized appreciation (depreciation)
   on investments                              (7,263,865)          10,093,329

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,171,183           27,924,499
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (792,500)            (847,057)

Class R shares                                       (26)                 (42)

Net realized gain on investments:

Class A shares                               (14,166,860)         (12,313,696)

Class B shares                                (2,161,284)          (3,589,217)

Class C shares                                   (61,079)             (48,455)

Class R shares                                      (705)                (498)

TOTAL DIVIDENDS                              (17,182,454)         (16,798,965)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                 21,281,733          316,761,511

Class B shares                                  2,612,345            3,646,012

Class C shares                                    546,121              379,803

Class R shares                                        513                1,563

Class T shares                                      1,000                   --

Dividends reinvested:

Class A shares                                 13,944,282           12,323,001

Class B shares                                  1,915,838            3,380,195

Class C shares                                     27,006               32,265

Class R shares                                        731                  530

Cost of shares redeemed:

Class A shares                               (35,186,857)        (345,359,378)

Class B shares                               (14,921,456)         (29,533,115)

Class C shares                                  (697,287)            (378,037)

Class R shares                                    (1,603)                (719)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (10,477,634)         (38,746,369)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (22,488,905)         (27,620,835)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           199,142,887          226,763,722

END OF PERIOD                                 176,653,982          199,142,887

Undistributed investment income--net              405,404              870,538

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended

                                         April 30, 2000(a)          Year Ended

                                              (Unaudited)     October 31, 1999
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                     1,037,009          14,542,524

Shares issued for dividends reinvested            685,560             620,493

Shares redeemed                               (1,696,123)         (15,842,402)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      26,446            (679,385)
-------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                       130,852             171,590

Shares issued for dividends reinvested             97,598             175,321

Shares redeemed                                 (753,404)          (1,406,283)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (524,954)          (1,059,372)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        27,476              18,015

Shares issued for dividends reinvested              1,386               1,685

Shares redeemed                                  (35,019)             (18,040)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (6,157)               1,660
-------------------------------------------------------------------------------

CLASS R

Shares sold                                            26                   72

Shares issued for dividends reinvested                 36                   27

Shares redeemed                                      (79)                  (33)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (17)                   66
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            52                   --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED APRIL 30, 2000, 473,336 CLASS B SHARES REPRESENTING $9,248,721 WERE AUTOMATICALLY CONVERTED TO 456,012 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 852,883 CLASS B SHARES REPRESENTING $17,862,901 WERE AUTOMATICALLY CONVERTED TO 825,011 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                            April 30, 2000                                    Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               22.00         21.07         24.30         22.42          21.59         19.83

Investment Operations:

Investment income--net                                 .05(a)        .11(a)        .13           .12            .22           .31

Net realized and unrealized gain
    (loss) on investments                              .56          2.50           .23          5.40           3.01          2.04

Total from Investment Operations                       .61          2.61           .36          5.52           3.23          2.35

Distributions:

Dividends from investment
   income--net                                        (.11)         (.11)         (.11)         (.20)          (.31)         (.05)

Dividends from net realized gain
   on investments                                    (1.88)        (1.57)        (3.48)        (3.44)         (2.09)         (.54)

Total Distributions                                  (1.99)        (1.68)        (3.59)        (3.64)         (2.40)         (.59)

Net asset value, end of period                       20.62         22.00         21.07         24.30          22.42         21.59
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   2.86(c)      13.24          1.53         27.43          15.95         12.43
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                  .60(c)       1.18          1.19          1.18           1.19          1.22

Ratio of interest expense, loan
   commitment fees and dividends
   on securities sold short to
   average net assets                                  .00(c,d)      .00(d)        .00(d)        --             --            .05

Ratio of net investment income
   to average net assets                               .22(c)        .51           .54           .51            .94          1.51

Portfolio Turnover Rate                              62.47(c)     141.85        159.30        123.53         147.64        244.82
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     161,357       171,526       178,593       206,333        207,388       208,786

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                          Six Months Ended

                                            April 30, 2000                                 Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               21.21         20.41        23.70         21.92          21.17         19.58

Investment Operations:

Investment income (loss)--net                         (.03)(a)      (.05)(a)     (.04)         (.04)           .04           .14

Net realized and unrealized gain
    (loss) on investments                              .53          2.42          .23          5.29           2.96          2.02

Total from Investment Operations                       .50          2.37          .19          5.25           3.00          2.16

Distributions:

Dividends from investment
   income--net                                          --           --            --          (.03)          (.16)         (.03)

Dividends from net realized gain
   on investments                                   (1.88)        (1.57)        (3.48)        (3.44)         (2.09)         (.54)

Total Distributions                                 (1.88)        (1.57)        (3.48)         (3.47)        (2.25)         (.57)

Net asset value, end of period                      19.83         21.21         20.41          23.70         21.92         21.17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                  2.49(c)      12.38           .75          26.55         15.05         11.50
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                1.00(c)       1.94          1.95           1.93          1.94          1.97

Ratio of interest expense, loan
   commitment fees and dividends
   on securities sold short to
   average net assets                                 .00(c,d)      .00(d)        .00(d)         --             --           .05

Ratio of net investment income
   (loss) to average net assets                      (.16)(c)      (.25)         (.22)          (.27)           .19          .71

Portfolio Turnover Rate                             62.47(c)     141.85        159.30         123.53         147.64        244.82
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      14,745       26,897        47,512         52,847         44,152        44,365

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                            April 30, 2000                                 Year Ended October 31,
                                                                    -----------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         1999          1998          1997           1996   995(a)
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               21.06         20.28          23.67         21.90          21.16    21.21

Investment Operations:

Investment income (loss)--net                         (.04)(b)      (.06)(b)       (.05)         (.14)(b)        .06     (.04)

Net realized and unrealized gain
    (loss) on investments                              .52          2.41            .20          5.35           3.05     (.01)

Total from Investment Operations                       .48          2.35            .15          5.21           3.11     (.05)

Distributions:

Dividends from investment
   income--net                                          --           --            (.06)          --            (.28)     --

Dividends from net realized gain
   on investments                                    (1.88)        (1.57)         (3.48)        (3.44)         (2.09)      --

Total Distributions                                  (1.88)        (1.57)         (3.54)        (3.44)         (2.37)      --

Net asset value, end of period                       19.66         21.06          20.28         23.67          21.90     21.16
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   2.35(d)      12.25            .65         26.38          15.74      (.24)(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.05(d)       1.96           2.08          2.00           1.94       .36(d)

Ratio of net investment income
   (loss) to average net assets                       (.22)(d)      (.29)          (.35)         (.56)          (.51)     (.18)(d)

Portfolio Turnover Rate                              62.47(d)     141.85         159.30        123.53         147.64    244.82
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         544           712           652            594              6         1

(A) FROM SEPTEMBER 1, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                          Six Months Ended

                                            April 30, 2000                                    Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS R SHARES                                  (Unaudited)         1999         1998          1997           1996    1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               21.70         20.87        24.30         22.42          21.60      21.61

Investment Operations:

Investment income--net                                 .02(b)        .06(b)       .21           .19            .40         --

Net realized and unrealized gain
    (loss) on investments                              .56          2.47         (.01)         5.38           2.87       (.01)

Total from Investment Operations                       .58          2.53          .20          5.57           3.27       (.01)

Distributions:

Dividends from investment
   income--net                                        (.07)        (.13)         (.15)         (.25)          (.36)        --

Dividends from net realized gain
   on investments                                    (1.88)       (1.57)        (3.48)        (3.44)         (2.09)        --

Total Distributions                                  (1.95)       (1.70)        (3.63)        (3.69)         (2.45)        --

Net asset value, end of period                       20.33        21.70         20.87         24.30          22.42       21.60
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.50(c)     12.99           .77         27.74          16.17        (.05)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .71(c)      1.40          1.00           .94            .97         .17(c)

Ratio of net investment income
   to average net assets                               .10(c)       .29           .51           .71           1.07         --

Portfolio Turnover Rate                              62.47(c)    141.85        159.30        123.53         147.64      244.82
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                           7  8          6             5              4             1

(A) FROM SEPTEMBER 1, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               Six Months
                                                                    Ended

                                                                 April 30,
                                                                   2000(a)

CLASS T SHARES                                                 (Unaudited)
-------------------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of period                                19.15

Investment Operations:

Investment income--net                                                .00(b,c)

Net realized and unrealized gain (loss) on investments               1.46

Total from Investment Operations                                     1.46

Net asset value, end of period                                      20.61
-------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                  7.62(e)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .24(e)

Ratio of investment (loss) to average net assets                     (.01)(e)

Portfolio Turnover Rate                                             62.47(e)
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   1

(A)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Value Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Value Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company, currently offering two series including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On November 3, 1999, the Board of Trustees approved the addition of Class T shares, which became effective March 1, 2000.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C ,Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $31 during the period ended April 30, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $21,364 during the period ended April 30, 2000 from commissions earned on sales of the fund's shares.

(B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at the following annual rates: .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively, and
 .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2000, Class B, Class C and Class T shares were charged $72,847, $2,081 and $1 respectively, pursuant to the Plan, of which $12,665, $441 and $1 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor, at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B, Class C and Class T shares were charged $205,806, $24,282, $694, and $1, respectively, pursuant to the Shareholder Services Plan, of which $44,675, $4,222, $147 and $1 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.



The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $63,509 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2000, the fund was charged $11,488 pursuant to the custody agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(E) During the period ended April 30, 2000, the fund incurred total brokerage commissions of $248,603, of which $6,921 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2000, amounted to $113,924,227 and $146,526,998, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are
closed,    the    fund     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2000, there were no financial futures contracts outstanding.

(B) At April 30, 2000, accumulated net unrealized appreciation on investments was $29,261,241, consisting of $32,882,969 gross unrealized appreciation and $3,621,728 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Premier Value Fund
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   037SA004